UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                 FORM 8-K/A

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    February  15, 2005
                                                 _____________________________


                        ESB Financial Corporation
______________________________________________________________________________
        (Exact name of registrant as specified in its charter)



        Pennsylvania                   0-19345                    25-1659846
______________________________________________________________________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)




600 Lawrence Avenue, Ellwood City, Pennsylvania                     16117
______________________________________________________________________________
 (Address of principal executive offices)                        (Zip Code)




Registrant's telephone number, including area code   (724) 758-5584
                                                   ___________________________



                              Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.14d-2(b))
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 4.01  Changes in Registrant's Certifying Accountant.
           ---------------------------------------------

     On February 15, 2005, the Audit Committee of the Board of Directors of ESB Financial Corporation (the "Company") notified S.R. Snodgrass, A.C. ("Snodgrass") they have been engaged to serve as the Company's independent public accountants, and notified Ernst & Young LLP ("Ernst & Young") they have been dismissed as the Company's independent public accountants, effective upon completion of the annual audit for the Company's fiscal year ended December 31, 2004. The appointment of Snodgrass and the dismissal of Ernst & Young were effected by the Audit Committee.

     Ernst & Young performed audits of the Company's consolidated financial statements for the years ended December 31, 2003 and 2002. Ernst & Young's reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the two years ended December 31, 2003, and from December 31, 2003 through February 18, 2005, there have been no disagreements between the Company and Ernst & Young on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreements would have caused Ernst & Young to make reference to the subject matter of such disagreements in connection with its report. None of the "reportable events" described in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended, have occurred during the two years ended December 31, 2003, or through February 18, 2005.

     The Company provided Ernst & Young with a copy of the foregoing disclosures and requested that Ernst & Young furnish it with a letter addressed to the SEC stating whether or not Ernst & Young agreed with the statements made by the Company set forth above, and if not, stating the
respects in which Ernst & Young did not agree.   A copy of Ernst & Young's
response is included as Exhibit 16.

     During the two years ended December 31, 2003 and from December 31, 2003 through the engagement of Snodgrass as the Company's independent accountant, neither the Company nor anyone on its behalf has consulted Snodgrass with respect to any accounting or auditing issues regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any matter that was either the subject of a disagreement with Ernst & Young on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the matter in their report, or a "reportable event" as described in Item 304(a)(1)(v) of the Regulation S-K promulgated by the SEC.


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Item 9.01  Financial Statements and Exhibits
           ---------------------------------

      (a)  Not applicable.

      (b)  Not applicable.

      (c)  The following exhibits are included with this Report:


      Exhibit No.         Description
      ----------          -----------

      16                  Letter of Ernst & Young LLP


























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                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         ESB FINANCIAL CORPORATION


                         By:  /s/ Charlotte A. Zuschlag
                              -------------------------------------
                              Name:  Charlotte A. Zuschlag
                              Title: President and Chief Executive Officer

Date:  February 18, 2005




























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